                                   Exhibit 13

                     Anchor National Life Insurance Company

                            Variable Separate Account

               SCHEDULE FOR COMPUTATION OF PERFORMANCE QUOTATIONS


STANDARDIZED PERFORMANCE SINCE SEPARATE ACCOUNT INCEPTION

The Average Annual Total Return for each period is determined by finding the average annual compounded rate of return over each period that would equate the initial amount invested to the ending redeemable value for that period, according to the following formulas:

        P (1 + T) (n)  =  ERV

        P     =   a hypothetical initial purchase payment of $1,000

        T     =   average annual total return for the period in question

        n     =   number of years

        ERV   =   redeemable value (as of the end of the stated period in
        question) of a hypothetical $1,000 purchase payment made at the beginning of the 1-year, 5-year, or 10-year period in question (or fractional period thereof).

The formula assumes that: (1) all recurring fees have been charged to the contract owner's accounts; (2) all applicable non-recurring charges are deducted at the beginning of the period in question; and (3) there will be a complete redemption at the end of the period in question. The performance figures shown in the table above relate to the contract form containing the highest level of charges.

I. VARIABLE SEPARATE ACCOUNT: STANDARDIZED 1-YEAR RETURNS (Without the Principal Rewards Program)

      CALCULATION OF ANNUAL RETURN

      Fund Value = 1000 (Ending Unit Value / Beginning Unit Value)

      Annual Return = (Fund Value / 1000) - 1

      UNIT VALUES - (not applicable)

                                 Gov't &
                    Capital      Quality              Natural    Aggressive   Alliance     Asset      Blue Chip   Corporate
                  Appreciation     Bond    Growth    Resources     Growth      Growth    Allocation    Growth        Bond
                  ------------   -------   -------   ---------   ----------   --------   ----------   ---------   ---------
Fund Value          $788.79      $980.47   $901.52    $784.15     $600.41      $776.22    $885.14      $710.01     $987.37
One Year Return     -21.12%       -1.95%    -9.85%    -21.59%     -39.96%      -22.38%    -11.49%      -29.00%      -1.26%
Period Years           1.00         1.00      1.00       1.00        1.00         1.00       1.00         1.00        1.00

                   Davis
                  Venture    "Dogs" of    Emerging   Federated   Foreign    Global    Global    Goldman Sachs   Growth-
                   Value    Wall Street    Markets     Value      Value*     Bond    Equities     Research       Income
                  -------   -----------   --------   ---------   -------    ------   --------   -------------   -------
Fund Value        $801.38     $990.87      $893.73    $889.49       N/A    $961.39    $735.39       $664.75     $755.55
One Year Return   -19.86%      -0.91%      -10.63%    -11.05%       N/A     -3.86%    -26.46%       -33.52%     -24.44%
Period Years         1.00        1.00         1.00       1.00      1.00       1.00       1.00          1.00        1.00

                                               Internat'l    Internat'l             MFS Growth
                      Growth      High-Yield   Diversified    Growth &    Marsico       And      MFS Mid-Cap   MFS Total    Putnam
                  Opportunities      Bond       Equities       Income      Growth     Income        Growth      Return      Growth
                  -------------   ----------   -----------   ----------   -------   ----------   -----------   ---------   -------
Fund Value            $584.83       $869.87      $677.64      $694.34     $780.25     $755.44      $690.33      $918.25    $674.68
One Year Return       -41.52%       -13.01%      -32.24%      -30.57%     -21.98%     -24.46%      -30.97%       -8.17%    -32.53%
Period Years             1.00          1.00         1.00         1.00        1.00        1.00         1.00         1.00       1.00

                            Small &                                                     Lord Abbett   Van Kampen   Van Kampen
                    Real    Mid Cap   SunAmerica                Telecom    Worldwide    Growth and    Emerging      Growth &
                   Estate    Value*    Balanced    Technology   Utility   High Income    Income*       Growth*       Income*
                  -------   -------   ----------   ----------   -------   -----------   -----------   ----------   ----------
Fund Value        $971.97     N/A      $782.70       $443.24    $777.45     $880.93          N/A           N/A         N/A
One Year Return    -2.80%     N/A      -21.73%       -55.68%    -22.26%     -11.91%          N/A           N/A         N/A
Period Years         1.00    1.00         1.00          1.00       1.00        1.00         1.00          1.00        1.00

                  Van Kampen
                   Growth &
                   Income*
                  ----------
Fund Value             N/A
One Year Return        N/A
Period Years          1.00

* Standardized 1-year returns for these portfolios are not available because funds were not in the separate account.

II. VARIABLE SEPARATE ACCOUNT: STANDARDIZED 5-YEAR RETURNS (Without the Principal Rewards Program)

      CALCULATION OF ANNUAL RETURN

      Fund Value =  1000 (Ending Unit Value / Beginning Unit Value)

      Annual Return = (Fund Value / 1000) (1/5) - 1

      UNIT VALUES - (Not applicable)

                                 Gov't &
                    Capital      Quality                Natural    Aggressive   Alliance     Asset      Blue Chip   Corporate
                  Appreciation     Bond     Growth     Resources     Growth      Growth    Allocation    Growth        Bond
                  ------------   -------    -------    ---------   ----------   --------   ----------   ---------   ---------
Fund Value         $1,880.22     $1,253.52  $1,123.00  $1,655.08   $1,262.60   $1,665.41   $1,194.19       N/A     $1,164.76
One Year Return       13.46%         4.62%      2.35%     10.60%       4.77%      10.74%       3.61%       N/A         3.10%
Period Years            5.00          5.00       5.00       5.00        5.00        5.00        5.00      5.00          5.00

                   Davis
                  Venture     "Dogs" of    Emerging   Federated   Foreign    Global      Global     Goldman Sachs   Growth-
                   Value     Wall Street    Markets     Value      Value*     Bond      Equities      Research*      Income
                  -------    -----------   --------   ---------   -------    ------     --------    -------------   -------
Fund Value        $1,550.10       N/A          N/A    $1,479.55      N/A    $1,238.36   $1,120.47        N/A        $1,580.35
One Year Return       9.16%       N/A          N/A        8.15%      N/A        4.37%       2.30%        N/A            9.58%
Period Years           5.00      5.00         5.00         5.00     5.00         5.00        5.00       5.00             5.00

                                               Internat'l    Internat'l             MFS Growth
                      Growth      High-Yield   Diversified    Growth &    Marsico       And      MFS Mid-Cap   MFS Total     Putnam
                  Opportunities      Bond       Equities       Income*     Growth*    Income        Growth*     Return       Growth
                  -------------   ----------   -----------   ----------   -------   ----------   -----------   ---------    -------
Fund Value              N/A          $910.10     $864.46         N/A         N/A    $1,265.50        N/A       $1,521.37   $1,289.53
One Year Return         N/A           -1.87%      -2.87%         N/A         N/A        4.82%        N/A           8.75%       5.22%
Period Years           5.00             5.00        5.00        5.00        5.00         5.00       5.00            5.00        5.00

                            Small &                                                       Lord Abbett   Van Kampen   Van Kampen
                    Real    Mid Cap   SunAmerica                  Telecom    Worldwide    Growth and    Emerging      Growth &
                   Estate    Value*    Balanced    Technology*    Utility   High Income    Income*       Growth*       Income*
                  -------   -------   ----------   ----------     -------   -----------   -----------   ----------   ----------
Fund Value            N/A     N/A     $1,327.23        N/A      $1,019.64      $952.42        N/A           N/A           N/A
One Year Return       N/A     N/A         5.83%        N/A          0.39%       -0.97%        N/A           N/A           N/A
Period Years         5.00    5.00          5.00       5.00           5.00         5.00       5.00          5.00          5.00

                  Van Kampen
                   Growth &
                   Income*
                  ----------
Fund Value            N/A
One Year Return       N/A
Period Years         5.00


* Standardized 5-year returns for these portfolios are not available because funds were not in the separate account.

III. VARIABLE SEPARATE ACCOUNT: STANDARDIZED LIFETIME RETURNS (Without the Principal Rewards Program)

      Fund Value = 1000 (Ending Unit Value / Inception Date Unit Value)

      Annual Return = (Fund Value / 1000) (1/period) - 1

                                   Gov't &
                      Capital      Quality                Natural    Aggressive   Alliance      Asset      Blue Chip   Corporate
                    Appreciation     Bond     Growth     Resources     Growth      Growth     Allocation    Growth        Bond
                    ------------   -------    -------    ---------   ----------   --------    ----------   ---------   ---------
Fund Value          $3,329.86      $1,504.98  $1,402.73   $2,674.15  $1,327.87    $3,212.47   $1,831.57      $607.31   $1,371.78
Annualized Return
Since Inception        14.49%          4.72%      4.83%      11.73%      5.21%       14.02%       7.37%      -28.66%       3.79%
Period Years             8.89           8.86       7.17        8.87       5.58         8.90        8.51         1.48        8.51

                     Davis
                    Venture     "Dogs" of    Emerging   Federated   Foreign    Global     Global     Goldman Sachs     Growth-
                     Value     Wall Street    Markets     Value      Value*     Bond     Equities      Research         Income
                    -------    -----------   --------   ---------   -------    ------    --------    -------------     -------
Fund Value          $2,590.97    $921.07      $610.94   $1,599.49     N/A     $1,536.99  $1,716.58     $654.32       $2,638.38
Annualized Return
Since Inception        14.18%     -2.17%      -10.19%       8.78%     N/A         5.18%      6.26%     -24.77%          11.52%
Period Years             7.18       3.75         4.58        5.58     N/A          8.51       8.90        1.49            8.90

                                                Internat'l    Internat'l             MFS Growth
                        Growth     High-Yield   Diversified    Growth &    Marsico       And      MFS Mid-Cap   MFS Total   Putnam
                    Opportunities     Bond       Equities       Income      Growth     Income        Growth      Return     Growth
                    -------------  ----------   -----------   ----------   -------   ----------   -----------   ---------  -------
Fund Value             $517.01     $1,227.81     $1,003.21     $1,033.54   $790.11   $1,886.83     $1,285.33    $2,091.66  $1,873.21
Annualized Return
Since Inception        -35.82%         2.33%         0.04%         0.72%   -20.89%       7.40%         9.54%       10.82%      7.31%
Period Years              1.49          8.90          7.18          4.58      1.01        8.90          2.75         7.18       8.90

                               Small &                                                      Lord Abbett   Van Kampen   Van Kampen
                      Real     Mid Cap   SunAmerica                Telecom     Worldwide    Growth and    Emerging      Growth &
                     Estate     Value*    Balanced    Technology   Utility    High Income    Income*       Growth*       Income*
                    -------    -------   ----------   ----------   -------    -----------   -----------   ----------   ----------
Fund Value          $1,089.43    N/A     $1,464.08     $282.16     $1,115.86   $1,406.80        N/A          N/A           N/A
Annualized Return
Since Inception         1.89%    N/A         7.07%     -57.21%         1.98%       4.87%        N/A          N/A           N/A
Period Years             4.58    N/A          5.58        1.49          5.58        7.18        N/A          N/A           N/A

                    Van Kampen
                     Growth &
                     Income*
                    ----------
Fund Value             N/A
Annualized Return
Since Inception        N/A
Period Years           N/A


*Standardized lifetime returns for these portfolios are not available because funds were not in the separate account for a full calendar quarter in 2001.

IV.   CALCULATION OF ANNUAL RETURN

      UNIT VALUES (Without the Principal Rewards Program):

                                     Gov't &
                        Capital      Quality                 Natural     Aggressive   Alliance     Asset      Blue Chip   Corporate
                      Appreciation     Bond     Growth      Resources      Growth      Growth    Allocation    Growth        Bond
                      ------------   -------    -------     ---------    ----------   --------   ----------   ---------   ---------
Inception Dates       2/12/1993      2/22/1993  10/31/1994   2/19/1993   6/3/1996     2/9/1993    7/1/1993    7/10/2000   7/1/1993
Inception Date Unit
Value                    $10.00         $10.00      $10.00      $10.00     $10.00       $10.00      $10.00       $10.00     $10.00
12/31/01                 $33.30         $15.05      $14.03      $26.74     $13.28       $32.12      $18.32        $6.07     $13.72

                        Davis
                       Venture      "Dogs" of    Emerging   Federated   Foreign    Global     Global    Goldman Sachs   Growth-
                        Value      Wall Street    Markets     Value      Value      Bond     Equities     Research       Income
                       -------     -----------   --------   ---------   -------    ------    --------   -------------   -------
Inception Dates        10/28/1994  4/1/1998      6/2/1997    6/3/1996       N/A   7/1/1993   2/9/1993     7/5/2000      2/9/1993
Inception Date Unit
Value                      $10.00    $10.00        $10.00      $10.00    $10.00     $10.00     $10.00       $10.00        $10.00
12/31/01                   $25.91     $9.21         $6.11      $15.99       N/A     $15.37     $17.17        $6.54        $26.38

                                                Internat'l   Internat'l              MFS Growth
                         Growth     High-Yield  Diversified   Growth &   Marsico         And      MFS Mid-Cap   MFS Total    Putnam
                     Opportunities     Bond      Equities      Income     Growth       Income        Growth      Return      Growth
                     -------------  ----------  -----------  ----------  -------     ----------   -----------   ---------   -------
Inception Dates        7/6/2000      2/9/1993   10/28/1994     6/2/1997  12/29/2000    2/9/1993    4/1/1999     10/28/1994  2/9/1993
Inception Date Unit
Value                    $10.00        $10.00       $10.00       $10.00      $10.00      $10.00      $10.00         $10.00    $10.00
12/31/01                  $5.17        $12.28       $10.03       $10.34       $7.90      $18.87      $12.85         $20.92    $18.73

                               Small &                                                     Lord Abbett   Van Kampen   Van Kampen
                       Real    Mid Cap   SunAmerica                Telecom    Worldwide    Growth and    Emerging      Growth &
                      Estate    Value     Balanced    Technology   Utility   High Income    Income        Growth        Income
                     -------   -------   ----------   ----------   -------   -----------   -----------   ----------   ----------
Inception Dates      6/2/1997     N/A    6/3/1996     7/5/2000     6/3/1996   10/28/1994         N/A     10/15/2001   10/15/2001
Inception Date Unit
Value                  $10.00  $10.00      $10.00       $10.00       $10.00       $10.00      $10.00         $10.00       $10.00
12/31/01               $10.89     N/A      $14.64        $2.82       $11.16       $14.07         N/A            N/A          N/A

                        Van Kampen
                         Growth &
                         Income*
                        ----------
Inception Dates         10/15/2001
Inception Date Unit
Value                       $10.00
12/31/01                       N/A

V. VARIABLE SEPARATE ACCOUNT: STANDARDIZED 1-YEAR RETURNS (With the Principal Rewards Program)

     CALCULATION OF ANNUAL RETURN

     Fund Value = 1000 (Ending Unit Value / Beginning Unit Value)

     Annual Return = (Fund Value / 1000) - 1

     UNIT VALUES - (not applicable)

                                  Gov't &
                    Capital       Quality                   Natural     Aggressive    Alliance     Asset       Blue Chip   Corporate
                 Appreciation       Bond       Growth      Resources      Growth       Growth    Allocation     Growth       Bond
                 -------------------------------------------------------------------------------------------------------------------
Fund Value           $785.98      $981.49      $900.98      $781.25      $593.84      $773.16      $884.25      $705.63      $988.53
One Year Return      -21.40%       -1.85%       -9.90%      -21.88%      -40.62%      -22.68%      -11.57%      -29.44%       -1.15%
Period Years            1.00         1.00         1.00         1.00         1.00         1.00         1.00         1.00         1.00

                     Davis
                    Venture     "Dogs" of    Emerging      Federated      Foreign     Global      Global     Goldman Sachs   Growth-
                     Value      Wall Street   Markets        Value         Value*      Bond       Equities      Research     Income
                 -------------------------------------------------------------------------------------------------------------------
Fund Value           $798.81      $992.11      $893.05      $888.70          N/A      $962.03      $731.52      $659.47      $752.08
One Year Return      -20.12%       -0.79%      -10.69%      -11.13%          N/A       -3.80%      -26.85%      -34.05%      -24.79%
Period Years            1.00         1.00         1.00         1.00         1.00         1.00         1.00         1.00         1.00

                                             Internat'l    Internat'l               MFS Growth
                    Growth      High-Yield  Diversified     Growth &     Marsico       And       MFS Mid-Cap  MFS Total     Putnam
                 Opportunities     Bond       Equities       Income      Growth       Income       Growth       Return      Growth
                 -------------------------------------------------------------------------------------------------------------------
Fund Value           $577.96      $868.68      $672.62      $689.64      $777.27      $751.97      $685.56      $918.03      $669.59
One Year Return      -42.20%      -13.13%      -32.74%      -31.04%      -22.27%      -24.80%      -31.44%       -8.20%      -33.04%
Period Years            1.00         1.00         1.00         1.00         1.00         1.00         1.00         1.00         1.00

                                Small &                                                         Lord Abbett   Van Kampen  Van Kampen
                      Real      Mid Cap     SunAmerica                Telecom      Worldwide     Growth and    Emerging    Growth &
                     Estate      Value*      Balanced   Technology    Utility     High Income     Income*       Growth*     Income*
                 -------------------------------------------------------------------------------------------------------------------
Fund Value           $972.83        N/A      $779.77      $433.54     $774.42      $879.97          N/A          N/A          N/A
One Year Return       -2.72%        N/A      -22.02%      -56.65%     -22.56%      -12.00%          N/A          N/A          N/A
Period Years            1.00       1.00         1.00         1.00        1.00         1.00         1.00         1.00         1.00

                      Van Kampen
                        Growth &
                         Income*
                    -----------------
Fund Value                 N/A
One Year Return            N/A
Period Years              1.00

* Standardized 1-year returns for these portfolios are not available because funds were in the separate account.

VI. VARIABLE SEPARATE ACCOUNT: STANDARDIZED 5-YEAR RETURNS (With the Principal Rewards Program)

         CALCULATION OF ANNUAL RETURN

         Fund Value =  1000 (Ending Unit Value / Beginning Unit Value)

         Annual Return = (Fund Value / 1000) (1/5) - 1

         UNIT VALUES - (Not applicable)

                                  Gov't &
                    Capital       Quality                   Natural     Aggressive    Alliance     Asset       Blue Chip   Corporate
                 Appreciation       Bond       Growth      Resources      Growth       Growth    Allocation     Growth*      Bond
                 -------------------------------------------------------------------------------------------------------------------
Fund Value           $1,888.51    $1,249.26    $1,116.26   $1,658.86    $1,258.55    $1,669.38    $1,188.73       N/A      $1,158.74
One Year Return        13.56%        4.55%        2.22%      10.65%        4.71%       10.79%        3.52%        N/A         2.99%
Period Years            5.00         5.00         5.00        5.00         5.00         5.00         5.00        5.00         5.00

                     Davis
                    Venture     "Dogs" of    Emerging      Federated    Foreign     Global      Global     Goldman Sachs   Growth-
                     Value      Wall Street   Markets        Value       Value*      Bond       Equities      Research*    Income
                 -------------------------------------------------------------------------------------------------------------------
Fund Value           $1,551.76      N/A          N/A      $1,479.83      N/A      $1,233.84    $1,113.57        N/A        $1,582.61
One Year Return         9.19%       N/A          N/A         8.15%       N/A         4.29%        2.17%         N/A           9.62%
Period Years            5.00       5.00         5.00         5.00       5.00         5.00         5.00         5.00           5.00

                                             Internat'l    Internat'l               MFS Growth
                    Growth      High-Yield  Diversified     Growth &     Marsico       And       MFS Mid-Cap  MFS Total    Putnam
                 Opportunities     Bond       Equities       Income*     Growth*      Income       Growth       Return     Growth
                 -------------------------------------------------------------------------------------------------------------------
Fund Value             N/A      $898.97     $852.43          N/A          N/A      $1,261.49       N/A        $1,522.49    $1,285.99
One Year Return        N/A       -2.11%      -3.14%          N/A          N/A         4.76%        N/A           8.77%        5.16%
Period Years          5.00         5.00        5.00         5.00         5.00         5.00        5.00           5.00         5.00

                                Small &                                                         Lord Abbett   Van Kampen  Van Kampen
                      Real      Mid Cap     SunAmerica                Telecom      Worldwide     Growth and    Emerging    Growth &
                     Estate      Value*      Balanced   Technology*   Utility     High Income     Income*       Growth*     Income*
                 -------------------------------------------------------------------------------------------------------------------
Fund Value            N/A         N/A       $1,324.45      N/A        $1,010.73   $942.18          N/A           N/A           N/A
One Year Return       N/A         N/A           5.78%      N/A            0.21%    -1.18%          N/A           N/A           N/A
Period Years         5.00        5.00            5.00     5.00             5.00      5.00         5.00          5.00          5.00

                      Van Kampen
                       Growth &
                        Income*
                  -----------------
Fund Value               N/A
One Year Return          N/A
Period Years            5.00

* Standardized 5-year returns for these portfolios are not available because funds were not in the separate account.

VII. VARIABLE SEPARATE ACCOUNT: STANDARDIZED LIFETIME RETURNS (With the Principal Rewards Program)

         Fund Value = 1000 (Unit Value / Inception Date Unit Value)

         Annual Return = (Fund Value / 1000) (1/period) - 1

                                  Gov't &
                    Capital       Quality                   Natural     Aggressive    Alliance     Asset       Blue Chip   Corporate
                 Appreciation       Bond       Growth      Resources      Growth       Growth    Allocation     Growth       Bond
                 -------------------------------------------------------------------------------------------------------------------
Fund Value        $3,376.76       $1,515.22    $1,401.08   $2,707.90    $1,324.93     $3,256.99   $1,848.35    $590.68     $1,379.38
Annualized
Return Since
Inception           14.67%           4.80%        4.81%      11.89%        5.17%        14.19%       7.49%     -29.99%        3.85%
Period Years         8.89            8.86         7.17        8.87         5.58          8.90        8.51         1.48        8.51

                     Davis
                    Venture     "Dogs" of    Emerging      Federated    Foreign     Global      Global     Goldman Sachs   Growth-
                     Value      Wall Street   Markets        Value       Value*      Bond       Equities      Research     Income
                 -------------------------------------------------------------------------------------------------------------------
Fund Value         $2,612.90    $910.35      $593.92      $1,601.97        N/A    $1,547.94    $1,731.11    $638.62        $2,671.36
Annualized
Return Since
Inception            14.31%      -2.47%      -10.74%         8.81%         N/A       5.27%        6.36%     -25.98%          11.68%
Period Years          7.18         3.75         4.58         5.58          N/A       8.51         8.90         1.49           8.90

                                             Internat'l    Internat'l               MFS Growth
                    Growth      High-Yield  Diversified     Growth &     Marsico       And       MFS Mid-Cap  MFS Total    Putnam
                 Opportunities     Bond       Equities       Income      Growth       Income       Growth       Return     Growth
                 -------------------------------------------------------------------------------------------------------------------
Fund Value         $498.59      $1,232.51    $993.40       $1,024.88     $777.13    $1,904.77    $1,282.06    $2,103.65    $1,890.89
Annualized
Return Since
Inception          -37.36%          2.38%     -0.09%           0.54%     -22.18%        7.51%        9.44%       10.91%        7.42%
Period Years          1.49           8.90       7.18            4.58        1.01         8.90         2.75         7.18         8.90

                                Small &                                                         Lord Abbett   Van Kampen  Van Kampen
                      Real      Mid Cap     SunAmerica                Telecom      Worldwide     Growth and    Emerging    Growth &
                     Estate      Value*      Balanced   Technology    Utility     High Income     Income*       Growth*     Income*
                 -------------------------------------------------------------------------------------------------------------------
Fund Value         $1,081.96      N/A       $1,463.84    $259.05      $1,108.67    $1,405.10        N/A          N/A          N/A
Annualized
Return Since
Inception             1.73%       N/A          7.07%     -59.60%         1.87%        4.85%         N/A          N/A          N/A
Period Years          4.58        N/A          5.58         1.49         5.58         7.18          N/A          N/A          N/A

                      Van Kampen
                       Growth &
                        Income*
                  -----------------
Fund Value               N/A
Annualized
Return Since
Inception                N/A
Period Years             N/A

* Standardized lifetime returns for these portfolios are not available because funds were not in the separate account for a full calendar quarter in 2001.

VIII. CALCULATION OF ANNUAL RETURN

         UNIT VALUES (With the Principal Rewards Program):

                                  Gov't &
                    Capital       Quality                   Natural     Aggressive    Alliance     Asset       Blue Chip   Corporate
                 Appreciation       Bond       Growth      Resources      Growth       Growth    Allocation     Growth       Bond
                 -------------------------------------------------------------------------------------------------------------------
Inception Dates    2/12/1993     2/22/1993     10/31/1994  2/19/1993    6/3/1996      2/9/1993   7/1/1993      7/10/2000   7/1/1993
Inception Date
Unit Value            $10.00        $10.00         $10.00     $10.00      $10.00        $10.00     $10.00         $10.00     $10.00
12/31/01              $33.77        $15.15         $14.01     $27.08      $13.25        $32.57     $18.48          $5.91     $13.79

                     Davis
                    Venture     "Dogs" of    Emerging      Federated    Foreign     Global      Global     Goldman Sachs   Growth-
                     Value      Wall Street   Markets        Value       Value       Bond       Equities      Research     Income
                 -------------------------------------------------------------------------------------------------------------------
Inception Dates    10/28/1994   4/1/1998     6/2/1997     6/3/1996         N/A      7/1/1993     2/9/1993     7/5/2000     2/9/1993
Inception Date
Unit Value         $ 10.00      $ 10.00      $ 10.00      $ 10.00          N/A      $ 10.00      $ 10.00      $ 10.00      $ 10.00
12/31/01           $ 26.13      $  9.10      $  5.94      $ 16.02          N/A      $ 15.48      $ 17.31      $  6.39      $ 26.71

                                             Internat'l    Internat'l               MFS Growth
                    Growth      High-Yield  Diversified     Growth &     Marsico       And       MFS Mid-Cap  MFS Total    Putnam
                 Opportunities     Bond       Equities       Income      Growth       Income       Growth       Return     Growth
                 -------------------------------------------------------------------------------------------------------------------
Inception Dates     7/6/2000     2/9/1993     10/28/1994   6/2/1997     12/29/2000   2/9/1993     4/1/1999     10/28/1994   2/9/1993
Inception Date
Unit Value          $ 10.00      $ 10.00      $ 10.00      $ 10.00      $ 10.00      $ 10.00      $ 10.00      $ 10.00      $ 10.00
12/31/01            $  4.99      $ 12.33      $  9.93      $ 10.25      $  7.77      $ 19.05      $ 12.82      $ 21.04      $ 18.91

                                Small &                                                         Lord Abbett   Van Kampen  Van Kampen
                      Real      Mid Cap     SunAmerica                Telecom      Worldwide     Growth and    Emerging    Growth &
                     Estate      Value       Balanced   Technology    Utility     High Income     Income        Growth      Income
                 -------------------------------------------------------------------------------------------------------------------
Inception Dates    6/2/1997         N/A     6/3/1996     7/5/2000     6/3/1996     10/28/1994       N/A      10/15/2001   10/15/2001
Inception Date
Unit Value         $ 10.00          N/A     $ 10.00      $ 10.00      $ 10.00      $ 10.00      $ 10.00      $ 10.00      $ 10.00
12/31/01           $ 10.82          N/A     $ 14.64      $  2.59      $ 11.09      $ 14.05          N/A          N/A          N/A

                      Van Kampen
                       Growth &
                        Income
                  -----------------
Inception Dates   10/15/2001
Inception Date
Unit Value               N/A
12/31/01                 N/A